UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2007

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification No.)

Two North Riverside Plaza Suite 2100, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On January 28, 2007, Equity Office Property Trust (“Equity Office”) issued a press release announcing that Institutional Shareholders Services Inc. has recommended that Equity Office’s shareholders vote for the proposal to approve the merger of Equity Office with affiliates of The Blackstone Group. Equity Office also announced that the special meeting of its common shareholders to vote on the merger remains scheduled for February 5, 2007 and, if approved by shareholders, and subject to satisfaction of other closing conditions, the merger would be expected to close on or about February 8, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
          On January 29, 2007, Equity Office issued a press release announcing that it filed a supplement to the definitive proxy statement dated December 29, 2006 with the Securities and Exchange Commission relating to the proposed merger of Equity Office with affiliates of The Blackstone Group. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Additional Information About the Merger and Where to Find It
In connection with proposed merger transactions involving Equity Office and EOP Operating Limited Partnership and affiliates of The Blackstone Group, Equity Office filed a definitive proxy statement and proxy statement supplement with the SEC and furnished the definitive proxy statement and proxy statement supplement to Equity Office’s shareholders. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND PROXY STATEMENT SUPPLEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. Shareholders can obtain the proxy statement, proxy statement supplement and all other relevant documents filed by Equity Office with the SEC free of charge at the SEC’s website at www.sec.gov or from Equity Office Properties Trust, Investor Relations at Two North Riverside Plaza, Suite 2100, Chicago, Illinois, 60606, (800) 692-5304 or at www.equityoffice.com.
Participants in the Solicitation
Equity Office and its trustees and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed merger transactions. Information about Equity Office and its trustees and executive officers, and their ownership of Equity Office’s securities, is set forth in the definitive proxy statement and proxy statement supplement relating to the proposed merger transactions described above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 28, 2007
99.2	Press Release dated January 29, 2007

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST
Date: January 29, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

EOP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY OFFICE PROPERTIES TRUST,
its general partner

Date: January 29, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 28, 2007
99.2	Press Release dated January 29, 2007